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                                                                     EXHIBIT 4.1

TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                              READY FOR DELIVERY.

                                                                      CLASS A
                                                                    COMMON STOCK

   NUMBER                ABERCROMBIE & FITCH CO.                     SHARES

T             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 002896 20 7

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS
   This certifies that














   is the owner of

 Fully-Paid and Non-Assessable Shares of the Class A Common Stock, $.01 par value, of:

 ============================ ABERCROMBIE & FITCH CO. ==========================

(hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation (copies of which are on file with the Transfer Agent), as now or hereafter amended pursuant to their terms, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile signatures of its duly authorized officers.



                                     Countersigned and Registered
                                         FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                            Transfer Agent
                                                            and Registrar
         Chairman of the Board
                                     By


                      Secretary                            Authorized Signature







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                            ABERCROMBIE & FITCH CO.


The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation, or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests must be made to the office of the secretary of the Corporation or to the Transfer Agent.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


      TEN COM - as tenants in common                          UNIF GIFT MIN ACT-__________Custodian_____________
      TEN ENT - as tenants by the entireties                                  (Cust)            (Minor)
      JT TEN  - as joint tenants with right of                            Under Uniform Gifts to Minors
                survivorship and not as tenants                           Act_____________________
                in common                                                          (State)


    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT


      For value received__________________________________________________________________hereby sell, assign and transfer unto
   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE.

- -------------------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------------------
 (Please Print or Typewrite Name and Address, including Zip Code of Assignee.)

- -------------------------------------------------------------------------------------------------------------------------shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------------------------------------------------------Attorney
to transfer the said shares on the books of the Corporation with full power of substitution in the premises.

Dated______________________________________
                                                                                Signature______________________________________


In the Presence of:

_________________________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.